SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

 Filed by the Registrant  |X|
 Filed by a Party other than the Registrant  |_|
 Check the appropriate box:
  o  Preliminary Proxy Statement     o  Confidential, For Use of the Commission
 |X| Definitive Proxy Statement         Only (as permitted by Rule 14a-6(e)(2))
  o  Definitive Additional Materials
  o  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12



                         H.E.R.C. PRODUCTS INCORPORATED
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:



(2)  Aggregate number of securities to which transaction applies:



(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*



(4)  Proposed maximum aggregate value of transaction:



(5)  Total fee paid:

|_|  Fee paid previously with preliminary materials:

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:


(2)  Form, Schedule or Registration Statement No.:


(3)  Filing Party:


(4)  Date Filed:

--------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                         H.E.R.C. PRODUCTS INCORPORATED
                        2202 West Lone Cactus Drive, #15
                             Phoenix, Arizona 85027
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held August 4, 1997
                              --------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of H.E.R.C. PRODUCTS INCORPORATED ("Company") will be held at the Wyndham Garden Hotel, 2641 West Union Hills Drive, Phoenix, Arizona, 85027 on Monday, August 4, 1997, at 2:00 p.m. local time, for the following purposes:

     1. To elect six directors of the Company to hold office until the Annual Meeting of Stockholders in 1998 and until their respective successors have been duly elected and qualified;

     2. To transact such other business as may properly come before the meeting, or any or all adjournments thereof.

     Only stockholders of record at the close of business on July 7, 1997, will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

         YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTION TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                            By Order of the Board of Directors


                                            Dr. Jerome H. Ludwig
                                            Secretary


Phoenix, Arizona
July 8, 1997

                         H.E.R.C. PRODUCTS INCORPORATED


                                 PROXY STATEMENT



                               GENERAL INFORMATION


         This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of H.E.R.C. Products Incorporated ("Company") to be used at the Annual Meeting of Stockholders of the Company to be held on August 4, 1997, and at any adjournment or adjournments thereof ("Annual Meeting"). The matters to be considered at the Annual Meeting are set forth in the attached Notice of Meeting.

         The Company's executive officers are located at 2202 West Lone Cactus Drive, #15, Phoenix, Arizona 85027. This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about July 8, 1997.

Record Date and Outstanding Shares

         The Board has fixed the close of business on July 7, 1997, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or at any and all adjournments thereof. As of July 7, 1997, the Company has issued and outstanding 8,230,588 shares of Common Stock, par value $.01 ("Common Stock") comprising all of the Company's issued and outstanding voting stock. Each stockholder of the Company will be entitled to one vote for each share of Common Stock.

Solicitation and Revocation

         Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted "FOR" the election of the nominees listed below under "Proposal I: Election of Directors" and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. In such unanticipated event that any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy.

Quorum

         The presence, in person or by proxy, of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("stockholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either stockholder withholding or broker non-vote) will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the Annual Meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum.

Voting

         Under "Proposal I: Election of Directors," the persons nominated for election as directors will be elected by a plurality of the shares voted at the Annual Meeting. "Plurality" means that the nominees who receive the highest number of votes cast "FOR" will be elected as the directors of the Company for the ensuing year. Consequently, any shares not voted "FOR" a particular nominee (because of either stockholder withholding or broker non-vote) will not be counted in such nominee's favor.

Security Ownership of Certain Beneficial Owners

         The table and accompanying footnotes on the following pages set forth certain information as of July 7, 1997 with respect to the stock ownership of
(i) those  persons  or group  who  beneficially  own more than 5% of the  Common
Stock, (ii) each director and director-nominee of the Company, (iii) the Company's Chief Executive Officer and each of the Company's next four most highly compensated executive officers as of the date of this proxy whose individual compensation exceeded $100,000 in the year ended December 31, 1996, and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons). Shares of Common Stock issuable upon exercise of options and warrants which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement have been included in the following table.

                                                              Amount and Nature of                  Percent of Class
Name of Beneficial Owner(1)                                   Beneficial Ownership                of Voting Securities
S. Steven Carl(2)                                                    842,351                              9.8%
Shelby A. Carl(3)                                                    773,065                              9.1%
Jerome H. Ludwig(4)                                                  181,664                              2.2%
Robert M. Leopold(5)                                                  11,000                               *
Salvatore T. DiMascio(6)                                                   0                               *
Robert J. Spane(6)                                                         0                               *
All directors and executive
  officers as a group (7 persons)(7)                               1,808,080                             20.2%


____________________________________
*        Less than 1%.

(1)      The  address  for  all  the  named   persons  is  c/o  H.E.R.C.
         Products, Incorporated, 2202 West Lone Cactus Drive, #15, Phoenix, Arizona 85027.

(2) Includes 377,942 shares issuable pursuant to immediately exercisable options and warrants. Excludes 125,000 shares issuable on options which become exercisable in the future.

(3) Includes (i) 206,183 shares issuable pursuant to immediately exercisable options and warrants, (ii) 288,533 shares owned of record by the Shelby A. Carl Trust, the trustee of which is Shelby A. Carl, for the benefit of his wife, Margaret Carl, (iii) 5,623 shares owned of record by Shelby A. Carl IRA for the benefit of Shelby A. Carl, and
         (iv) 29,412 shares owned of record and 29,412 shares issuable upon exercise of immediately exercisable warrants owned by Margaret Carl Sep IRA for the benefit of Margaret Carl. Excludes 20,000 shares issuable on options which become exercisable in the future.

(4)      Includes 130,083 shares issuable pursuant to immediately exercisable options and warrants.

(5)      Includes 10,000 shares issuable pursuant to immediately exercisable options.

(6)      Excludes 10,000 shares issuable pursuant to options which become exercisable in the future.

(7)      Includes shares referred to as being included in note (2), (3), (4) and
         (5). Excludes shares referred to as being excluded in notes (2), (3) and (6) and 15,000 shares issuable on options which become exercisable in the future.


                        PROPOSAL I: ELECTION OF DIRECTORS

         The persons listed below have been designated by the Board as candidates for election as directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified. Unless authority is withheld, the proxies solicited by management will be voted "FOR" the election of these candidates. In case any of these nominees becomes unavailable for election to the Board, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.



Name                            Age               Position
S. Steven Carl                   39               Chairman of the Board, Chief Executive Officer and Director
Shelby A. Carl                   69               Chairman Emeritus and Director
Dr. Jerome H. Ludwig             64               Executive Vice President, Secretary and Director
Robert M. Leopold                71               Director
Salvatore T. DiMascio            58               Director
Robert J. Spane                  57               Director


         S. Steven Carl has been the Chief Executive Officer and a Director of the Company since August 1995 and President of the Company from August 1995 to February 28, 1996. Effective February 28, 1996, Mr. Carl became Chairman of the Board and resigned as President of the Company at that time. Mr. Carl was re-appointed the President in May 1997. From May 1992 to August 1995, Mr. Carl was the President and Chief Executive Officer of CCT Corporation ("CCT"), a wholly owned subsidiary of the Company acquired in May 1995.

         Shelby A. Carl has been Chairman Emeritus of the Company since August 1995 and a Director of the Company since February 1988. Mr. Carl was the Chief Executive Officer of the Company from February 1988 to August 1995. Prior to joining the Company, Mr. Carl spent over 30 years in agricultural chemical development and sales. Shelby A.
Carl is S. Steven Carl's father.

          Jerome H. Ludwig has been Executive Vice President, Secretary and a Director of the Company since June 1993. For more than five years prior thereto, he served as a scientific consultant to the Company and also was engaged as an independent business broker. Dr. Ludwig has spent over 40 years in marketing and product development in the chemical, plastics and pharmaceutical industries and holds 17 United States patents.

         Robert M. Leopold has been a Director of the Company since June 5, 1996. Mr. Leopold has been the President of Huguenot Associates, a financial and business consulting firm, since 1977, and the Chairman of the Board of International Asset Management Group, Inc. since 1983. From June 1982 to
December  1990,  Mr.  Leopold held various  positions  with  Insituform of North
America, Inc. including Vice Chairman (1982-1986), Chief Executive Officer (1986- 1989), Chairman (1986-1987) and Advisor to the Chairman (1989-1990). Mr.
Leopold was also a director of Insituform Mid-America, Inc. Mr. Leopold is currently a consultant to Insituform Technologies, Inc. Mr. Leopold is a director of Infodata Systems, Inc., Windsor Capital Corp. and Standard Security Life Insurance Company of New York, a wholly-owned subsidiary of Independence Holding Company.

         Salvatore  T.  DiMascio  has  been  a  Director  of the  Company  since
September 3, 1996. Since 1986, Mr. DiMascio has been President of DiMascio Venture Management, a management and investment consulting firm. From June 1994 to June 1997, Mr. DiMascio was Executive Vice President and Chief Financial Officer of Anchor Gaming, a public company. Among other executive level positions held during his 30 year career, Mr. DiMascio was Senior Vice President and Chief Financial Officer of Conair Corporation. In addition, he has experience in industrial products manufacturing, distribution, retailing and other service industries. Mr. DiMascio is currently a Director of U.S.
Communications Inc., a public company. Mr. DiMascio is a Certified Public Accountant.

         Vice Admiral Robert J. Spane USN (Ret.) has been a Director of the Company since May 1997. Mr. Spane served in the U.S. Navy for 35 years, where his last position was Commander, Naval Air Force Pacific, which he held from October 1993 to February 1996 when he retired. Mr. Spane, as Commander, Naval Air Force Pacific, was responsible for all the finances, training, logistics and the material condition of all aircraft carriers, aircraft and naval air stations in the Pacific. Mr. Spane retired from the U.S. Navy in February 1996 and is a 1962 graduate of the U.S. Naval Academy. Mr. Spane is a director of Kangward Air Lines and Air South Corporation.

         Directors are elected to serve until the next annual meeting of stockholders of the Company or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors subject to any contracts of employment.

         The Board of Directors has established an Audit Committee and a Compensation Committee.

         The Audit Committee, currently comprised of Robert M. Leopold and Salvatore T. DiMascio, has been formed to: (i) recommend annually to the Board of Directors the appointment of the independent auditors of the Company; (ii) review with the independent auditors the scope of the annual audit and review their final report relating thereto; (iii) review with the independent auditors the accounting practices and policies of the Company; (iv) review with internal and independent auditors overall accounting and financial controls; (v) be available to the independent auditors during the year for consultation; and (vi) review related party transactions by the Company on an ongoing basis and review potential conflicts of interest situations where appropriate. The Audit Committee has held one meeting in the fiscal year ended December 31, 1996.

         The Compensation Committee, currently comprised of Robert M. Leopold, Salvatore T. DiMascio and S. Steven Carl, has been formed to review overall executive compensation and review the Company's employee benefit plans. The Compensation Committee has held one meeting in the fiscal year ended December 31, 1996.

         The Company is obligated through May 1999, if so requested by Whale Securities Co., L.P. ("Whale"), the underwriter of its initial public offering in May 1994, to nominate and use its best efforts to elect Whale's designee as a director of the Company or, at Whale's option, as a non-voting advisor to the Board. Whale has not exercised its right to designate such a person.

         The Company is obligated through April 2001, if so requested by GKN Securities Corp. ("GKN"), the exclusive placement agent of its private placement consummated in April 1996, to nominate and use its best efforts to elect GKN's designee as a director of the Company or, at GKN's option, as a non-voting advisor to the Board. GKN has not exercised its right to designate such a person.

         The Board met nine times in the fiscal year ended December 31, 1996.

Executive Compensation

         Set forth in the following table is information as to the compensation paid or accrued to each officer and director receiving compensation of at least $100,000 and the Chief Executive Officer, (collectively, the "Named Executive Officers") for the three years ended December 31, 1996.

=======================================================================================================================
                                             SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------
                                                                                 Annual                 Long-Term
                                                                              Compensation             Compensation
                                                                      -------------------------------------------------
Name and Principal Position                                  Year                Salary             Number of Options
-----------------------------------------------------------------------------------------------------------------------
S. Steven Carl                                               1996               $115,500                        --
  Chairman of the Board, Chief Executive Officer             1995                 74,690                    50,000
  and Director(1)
-----------------------------------------------------------------------------------------------------------------------
Gary S. Glatter                                              1996               $152,000                        --
  President, Chief Operating Officer, Chief                  1995                143,000                        --
  Financial Officer, Treasurer & Director(2)                 1994                125,000                   400,000
=======================================================================================================================

(1)      Mr. S. Steven Carl has served as the Chief Executive Officer since August 1995.  Represents salary paid since
         May 1, 1995.

(2)      Mr. Gary S. Glatter resigned as an officer of the Company on June 1, 1997 and as a director of the Company on May 19, 1997.

         Other than the cash compensation set forth in the table, none of the Named Executive Officers received non-cash benefits having a value exceeding 10% of his cash compensation.

         Directors receive no cash compensation for their services to the Company as directors, but are reimbursed for all reasonable costs incurred in attending meetings of the Board.

Employment Agreements

         The Company has an employment agreement with Mr. S. Steven Carl which expires May 1, 1999. The agreement provides for an annual base salary of $124,000 per year, which increases in stages to $135,000 per year during the final year and four months of the contract term. Mr. Carl is also currently entitled to an annual bonus equal to 1% of revenues from sales of CCT for the period January 1, 1996 to December 31, 1998 and 0.33% of revenues from sales of CCT from January 1, 1999 to April 30, 1999, provided CCT is profitable. The agreement also contains confidentiality and non-compete provisions.

         The Company has an employment agreement with Dr. Ludwig which expires May 10, 1998. The agreement provides for an annual base salary of $90,000 per year, with such increases and bonuses as the Board may determine from time to time. The agreement also contains confidentiality and non-compete provisions.

         CCT has an employment agreement with Mr. Gilbert C. Crowell, Jr., its President and Chief Operating Officer, which expires May 1, 1999. The agreement provides for an annual base salary of $95,000 per year, which increases to $100,000 per year, commencing January 1, 1998. Mr. Crowell may receive such bonuses as the Board of Directors may determine from time to time. The agreement also contains confidentiality and non-compete provisions.

Stock Options

         In 1993, the Board of the Company adopted the 1993 Stock Option Plan ("1993 Plan") pursuant to which 350,000 shares of Common Stock were reserved for issuance to key employees, including officers as incentive and non-incentive options. Key employees are persons in those positions within the Company whose efforts, knowledge and expertise are integral to the operations and success of the Company. The 1993 Plan is administered by the Board, who may appoint a committee to act on its behalf. To date, the Board has not appointed a committee. The exercise price of any incentive option cannot be less than 100% of the fair market value per share of Common Stock on the date of grant (110% of such fair market value if the grantee owns stock possessing more than 10% of the combined voting power of all classes of the Company's stock). No options may be granted after the year 2003. As of July 7, 1997, the Company had issued under the 1993 Plan incentive options to purchase 345,000 shares of Common Stock, exercisable at prices ranging from $1.88 to $5.00 per share.

         In 1996, the Board of Directors of the Company adopted the 1996 Equity Performance Plan ("1996 Plan"), pursuant to which 1,000,000 shares of Common Stock were reserved for issuance to key employees, officers, directors and consultants of the Company and its subsidiaries, as both incentive options and non-incentive options and other equity based awards. Holders of these awards are persons in those positions with the Company whose efforts, knowledge and expertise are integral to the operations and success of the Company. The 1996 Plan is administered by the Board of Directors, but the Board of Directors may a appoint a committee to act on its behalf. To date, the Board has not appointed a committee. The exercise price of any incentive option cannot be less than 100% of the fair market value per share of Common Stock on the last trading day before the date of grant (110% of such fair market value if the grantee owns stock possessing more than 10% of the total combined voting power of all classes of the Company's stock). The exercise price of a non-incentive option may be less than 100% of the fair market value on the last trading day before the date of grant. No incentive options may be granted after the year 2006. As of July 7, 1997, the Company had issued options under the 1996 Plan to acquire 442,000 shares of Common Stock, exercisable at prices ranging from $1.75 to $2.38 per share, 412,000 of which were incentive options and 30,000 of which were non-incentive options.

         In addition to the outstanding options under the 1993 Plan and the 1996 Plan, there are options and warrants outstanding to purchase an aggregate of 6,136,382 shares of Common Stock exercisable at various prices for various periods.

         The following tables set forth certain information with respect to options granted to the Named Executive Officers:

=============================================================================================================================
                                        OPTIONS/SHARES GRANTED IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                   % of Total Options
                                         Options         Granted to Employees        Exercise        Date         Expiration
Name of Executive                        Granted            in Fiscal Year            Price         Vested           Date
-----------------------------------------------------------------------------------------------------------------------------
                                           20,000              3.48%                  $1.75          1997            2002
S. Steven Carl                             20,000              3.48%                  $1.75          1998            2002
 Chairman of the Board                     20,000              3.48%                  $1.75          1999            2002
 and Chief Executive Officer               20,000              3.48%                  $1.75          2000            2002
                                           20,000              3.48%                  $1.75          2001            2002
=============================================================================================================================



===================================================================================================================
                                         AGGREGATE YEAR END OPTION VALUES
-------------------------------------------------------------------------------------------------------------------
                                                # of Unexercised Options         Value of Unexercised In-the-Money
                                                    at Fiscal Year End               Options at Fiscal Year End
                                          -------------------------------------------------------------------------
 Name of Executive                              Exercisable     Unexercisable       Exercisable       Unexercisable
-------------------------------------------------------------------------------------------------------------------
Gary S. Glatter
 President and Chief Operating Officer(1)          150,000         250,000              0(2)            0(2)
-------------------------------------------------------------------------------------------------------------------
S. Steven Carl
 Chairman of the Board and
 Chief Executive Officer                            12,500         137,500              0(2)            0(2)
===================================================================================================================

(1) Mr. Glatter resigned as an officer of the Company on June 1, 1997 and as a director of the Company on May 19, 1997. During the first quarter of the year ending December 31, 1997, the Company amended Mr. Glatter's option agreement to provide for the right to purchase 250,000 shares of Common Stock at a purchase price of $1.75 per share.

(2)      The market value at December 31, 1996 of the Common Stock underlying the options was $1.75 per share.  The
         Options are exercisable at prices of $1.75 or more.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten-percent stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and the Boston Stock Exchange. Officers, directors and ten-percent stockholders also are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to it, and written representations that no other reports were required, the Company believes that during the Company's fiscal year ended December 31, 1996, all its officers directors and ten-percent stockholders complied with the Section 16(a) reporting requirements.

Certain Relationships and Related Transactions

         Messrs. S. Steven Carl and Shelby A. Carl purchased an aggregate of 382,353 Units for an aggregate purchase price of $325,000 in a private placement consummated in April 1996. Each Unit was priced at $.85 and consisted of one share of Common Stock and one Common Stock Purchase Warrant to purchase a share of Common Stock at $2.00 until April 3, 1999. They paid for the Units by converting indebtedness for borrowed funds owed by the Company to them in the amounts of $300,000 and $25,000, respectively.


                             INDEPENDENT ACCOUNTANTS

         BDO Seidman, LLP, Chicago, Illinois, was the independent accountant of the Company for the year ended December 31, 1996. A representative of BDO Seidman, LLP is expected to be present at the meeting with an opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions from stockholders.


                             SOLICITATION OF PROXIES

         The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's Common Stock.

                           1998 STOCKHOLDER PROPOSALS

         In order for stockholder proposals for the 1998 Annual Meeting of Stockholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in Phoenix, Arizona, by March 9, 1998.


                                  OTHER MATTERS

         The Board knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                            By Order of the Board of Directors


                                            Dr. Jerome H. Ludwig
                                            Secretary


Phoenix, Arizona
July 8, 1997

                     H.E.R.C. PRODUCTS INCORPORATED - PROXY
                       Solicited By The Board of Directors
               for the Annual Meeting To Be Held on August 4, 1997


P        The   undersigned Stockholder(s) of H.E.R.C. Products Incorporated, a
   Delaware corporation ("Company"),  hereby  appoints S. Steven Carl and
R Jerome H. Ludwig, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the
O undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on August 4,1997
X and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy
Y  will be voted FOR all of the following proposals.

    1.  Election of the following Directors:

  FOR all nominees listed below except          WITHHOLD AUTHORITY to vote for
  as marked to the contrary below  |_|          all nominees listed below|_|

                S. Steven Carl, Shelby A. Carl, Jerome H. Ludwig,
          Salvatore T. DiMascio, Robert J. Spane and Robert M. Leopold

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.



     2. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

         |_|      I plan on attending the Annual Meeting.



                                                 Date ___________________, 1997


                                            ------------------------------------
                                                        Signature


                                            ------------------------------------
                                                Signature if held jointly

     Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.